UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

Warner Music Group Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

WMG Acquisition Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	333-121322	68-0576630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Co-Registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Pursuant to that certain Agreement and Plan of Merger, dated as of May 6, 2011 (the “Merger Agreement”), by and among Warner Music Group Corp., a Delaware corporation (the “Company”), Airplanes Music LLC, a Delaware limited liability company (“Parent”) and an affiliate of Access Industries, Inc., a privately held, U.S.-based industrial group with long-term holdings worldwide (“Access”) and Airplanes Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), on July 20, 2011, Merger Sub merged with and into the Company with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

Pursuant to the terms of the Merger Agreement, on July 20, 2011, each outstanding share of common stock of the Company (other than any shares owned by the Company or its wholly-owned subsidiaries, or by Parent and its affiliates, or by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, and shares of unvested restricted stock granted under the Company’s equity plan) was cancelled and converted automatically into the right to receive $8.25 in cash, without interest and less applicable withholding taxes (collectively, the “Merger Consideration”).

The description of the Merger contained in this Introduction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2011.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in the Introduction above and Item 5.01 below is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the Merger, all shares of the Company’s common stock were cancelled and converted into the right to receive the Merger Consideration. Accordingly, on July 20, 2011, the Company notified the New York Stock Exchange, Inc. (the “NYSE”) of its intent to remove the Company’s common stock from listing on the NYSE and requested that the NYSE file with the SEC an application on Form 25 to report the delisting of the Company’s common stock from the NYSE. On July 21, 2011, in accordance with the Company’s request, the NYSE will file the Form 25 with the SEC in order to provide notification of such delisting and to effect the deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03.	Material Modifications to Rights of Security Holders

As a result of the consummation of the Merger on July 20, 2011, each outstanding share of the Company’s common stock was converted into the right to receive the Merger Consideration.

Additionally, immediately prior to the effective time of the Merger, each stock option issued under the Company’s equity compensation plans or programs, whether or not then exercisable or vested, was cancelled and converted into the right to receive an amount in cash equal to, without interest and less applicable withholding taxes, the product of (i) the excess, if any, of the Merger Consideration over the per share exercise price of the applicable stock option and (ii) the aggregate number of shares of common stock that may be acquired upon exercise of such stock option immediately prior to the effective time of the merger. Each restricted share of common stock granted under the Company’s equity compensation plans or programs became either vested (to the extent not already vested) or forfeited as of the effective time of the Merger, in each case in accordance with its terms and the Merger Agreement, determined based on the Merger Consideration and after giving effect to the Board’s authorization to accelerate vesting of the service conditions applicable to restricted stock outstanding immediately prior to the consummation of the Merger, and each vested restricted share of common stock was converted into the right to receive an amount in cash equal to the Merger Consideration, without interest and less applicable withholding taxes.

Item 5.01.	Changes in Control of Registrant

The information set forth in the Introduction above and Item 5.02 below is incorporated herein by reference. Parent funded the Merger Consideration through cash on hand at the Company at closing, equity financing obtained from Access Industries Holdings LLC, an affiliate of Access, and debt financing obtained by third party lenders as described in Item 1.01 above.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Merger, all of the directors of the Company, other than Edgar Bronfman, Jr., resigned from their positions as directors of the Company at the effective time of the Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the consummation of the Merger, the Second Amended and Restated Certificate of Incorporation of the Company, as amended, was amended and restated by the Certificate of Merger filed with the Secretary of State of the State of Delaware on July 20, 2011, and such Third Amended and Restated Certificate of Incorporation is the Certificate of Incorporation of the surviving corporation. The Amended and Restated Bylaws of the Company were amended and restated as contemplated by the Merger Agreement (the “Second Amended and Restated Bylaws”).

The Third Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01. Other Events

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 6, 2011, by and among Warner Music Group Corp., Airplanes Music LLC, and Airplanes Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2011)

3.1	Third Amended and Restated Certificate of Incorporation of Warner Music Group Corp.

3.2	Second Amended and Restated Bylaws of Warner Music Group Corp.

99.1	Press Release Announcing Closing of Merger, dated July 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul Robinson Paul Robinson EVP and General Counsel

Date: July 20, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 6, 2011, by and among Warner Music Group Corp., Airplanes Music LLC, and Airplanes Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2011)

3.1	Third Amended and Restated Certificate of Incorporation of Warner Music Group Corp.

3.2	Second Amended and Restated Bylaws of Warner Music Group Corp.

99.1	Press Release Announcing Closing of Merger, dated July 20, 2011